Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
September 30, 2000



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.5524%



        Excess Protection Level
          3 Month Average   5.72%
            September, 2000   5.66%
            August, 2000   5.50%
            July, 2000   6.00%


        Cash Yield                                  19.26%


        Investor Charge Offs                         4.49%


        Base Rate                                    9.10%


        Over 30 Day Delinquency                      4.99%


        Seller's Interest                            8.50%


        Total Payment Rate                          13.85%


        Total Principal Balance                     $54,293,652,263.17


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,612,451,744.68